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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2007

                        FARMERS & MERCHANTS BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Ohio                         000-14492                34-1469491
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                    307-11 N. Defiance, Archbold, Ohio 43502
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the exchange Act (17-CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The resignation of Richard J. Lis, the Company's Executive Vice President and the Chief Lending Officer of The Farmers & Merchants State Bank, was accepted by the Company's President and Chief Executive Officer, Paul S. Siebenmorgen, effective October 30, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        FARMERS & MERCHANTS BANCORP, INC.
                                                   (Registrant)


Dated: October 31, 2007                 /s/ Paul S. Siebenmorgen
                                        ----------------------------------------
                                        Paul S. Siebenmorgen
                                        President & Chief Executive Officer


                                        /s/ Barbara J. Britenriker
                                        ----------------------------------------
                                        Barbara J. Britenriker
                                        Executive Vice President &
                                        Chief Financial Officer